                                                                    EXHIBIT 10.1

                                      *** TEXT OMITTED AND FILED SEPARATELY
                                          CONFIDENTIAL TREATMENT REQUESTED
                                          UNDER 17 C.F.R. SECTIONS 200.80(b)(3),
                                          200.80(b)(4) and 230.406

SOLICITATION, OFFER AND AWARD               1. THIS CONTRACT IS A RATED ORDER      RATING      PAGE 1 OF 5 PAGES
                                               UNDER DPAS (15 CRF 700)

2. CONTRACT NUMBER  3. SOLICITATION NUMBER  4. SOLICITATION TYPE  5. DATE ISSUED  6. REQUISITION/PURCHASE NUMBER
HSCG23-04-C-ADA001  HSCG23-04-R-ADA001      [ ] SEALED BID (IFB)
                                            [X] NEGOTIATED BID (RFP)  04/15/2004      2404234ADA001

7. ISSUED BY  CODE  234                          8. ADDRESS OFFER TO (If other than Item 7)

COMMANDANT (G-ACS-4) USCG HQ
2100 2ND ST S.W. RM 5212
WASHINGTON DC 205930001

NOTE: In sealed bid solicitations "offer" and "offeror" mean "bid" and "bidder"

                                                  SOLICITATION

9. Sealed offers in original and ___________ copies for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or if

  hand carried, in the depository located in ________________________, until ____________________ local time
_______________________                                                             (Hour)
         (Date)

CAUTION: LATE Submissions, Modifications and Withdrawals: See Section L, Provision No. 52.214-7 or 52.215-1. All
offers are subject to all terms and conditions contained in this solicitation.

   10. FOR     A. NAME                 B. TELEPHONE (NO COLLECT CALLS)  C. E-MAIL ADDRESS
 INFORMATION                           -------------------------------
     CALL      LINDA DEARING           AREA CODE   NUMBER       EXT.    ldearing@comdt.uscg.mil
                                          202     267-0227

                                              11. TABLE OF CONTENTS

[X]  SEC.  DESCRIPTION                          PAGE(S)  [X]  SEC.  DESCRIPTION                               PAGE(S)

     PART I - THE SCHEDULE                                    PART II - CONTRACT CLAUSES

[X]    A   SOLICITATION/CONTRACT FORM              3     [X]    I   CONTRACT CLAUSES                              8
[X]    B   SUPPLIES OR SERVICES AND PRICE/COST     1          PART III - LIST OF DOCUMENTS,
                                                              EXHIBITS AND  OTHER ATTACH.
[X]    C   DESCRIPTION/SPECS./WORK STATEMENT       8     [X]    J   LIST OF ATTACHMENTS                          31
[X]    D   PACKAGING AND MARKING                   1          PART IV - REPRESENTATIONS AND
                                                              INSTRUCTIONS
[X]    E   INSPECTION AND ACCEPTANCE               1     [ ]    K   REPRESENTATIONS, CERTIFICATIONS AND
                                                                    OTHER STATEMENTS OF OFFERORS
[X]    F   DELIVERIES OR PERFORMANCE               1
[X]    G   CONTRACT ADMINISTRATION DATA            2     [ ]    L   INSTR., CONDS., AND NOTICES TO OFFERORS
[X]    H   SPECIAL CONTRACT REQUIREMENTS           1     [ ]    M   EVALUATION FACTORS FOR AWARD


                                   OFFER (MUST BE FULLY COMPLETED BY OFFEROR)

NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16, Minimum Bid Acceptance
Period.

12.  In compliance with the above, the undersigned agrees. If this offer is accepted within ___________________
     calendar days (60 calendar days unless a different period is inserted by the offeror) from the date for receipt of offers specified above, to furnish any or all Items upon which prices are offered at the price set opposite each Item, delivered at the designated point(s), within the time specified in the schedule.

13.  DISCOUNT FOR PROMPT     10 CALENDAR DAYS (%)  20 CALENDAR DAYS (%)  30 CALENDAR DAYS (%)  CALENDAR DAYS (%)
     PAYMENT
     (See Section I, Clause
     No. 52-232-8)

14.  ACKNOWLEDGMENT OF              AMENDMENT NO.              DATE             AMENDMENT NO.           DATE
     AMENDMENTS
     (The offeror            __________________________  ________________  ______________________  _____________
     acknowledges receipt    __________________________  ________________  ______________________  _____________
     of amendments to the
     SOLICITATION for
     offerors and related
     documents numbered and
     dated):

                   CODE      146118901  FACILITY  16. NAME AND TITLE OF PERSON AUTHORIZED TO SIGN OFFER
15A. NAME                                         (Type or print)     Jerome B. Eisenberg
     AND      Sub:                                                    Chief Executive Officer
     ADDRESS  ORBCOMM, INC
     OF       Attn: Jerome Eisenberg
     OFFEROR  21700 Atlantic Blvd
              Dulles VA 22102

15B. TELEPHONE NUMBER          15C. CHECK IF REMITTANCE ADDRESS IS  17. SIGNATURE       18. OFFER DATE
-------------------------  [ ] DIFFERENT FROM ABOVE - ENTER SUCH    /s/ Jerome B. Eisenberg May 20, 2004
AREA CODE   NUMBER   EXT.      ADDRESS IN SCHEDULE.
   703     433-6300

                                      AWARD (TO BE COMPLETED BY GOVERNMENT)

19. ACCEPTED AS TO ITEMS NUMBERED    20. AMOUNT         21. ACCOUNTING AND APPROPRIATION
                                     $7,806,475.00      See schedule

22. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:    23. SUBMIT INVOICES TO ADDRESS SHOWN IN    ITEM
[ ] 10 U.S.C. 2304(c) (___) [X] 41 U.S.C. 253(c) (1___)          (4 copies unless otherwise specified)       7

24. ADMINISTERED BY (If other than Item 7)       CODE 234        25. PAYMENT WILL BE MADE BY      CODE       234
See schedule G                                                   See schedule G

26. NAME OF CONTRACTING OFFICER (Type or print)                  27. UNITED STATES OF AMERICA     28. AWARD DATE
LINDA B. DEARING                                                                                  05/20/2004
                                                                  /s/ Linda B. Dearing
                                                                  -------------------
                                                                 (Signature of Contracting
                                                                 Officer)

IMPORTANT - Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.

AUTHORIZED FOR LOCAL REPRODUCTION                                                   STANDARD FORM 33 (REV. 9-87)
Previous edition is unusable                                          Prescribed by GSA - FAR (48 CFR) 53.214(c)

CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING               PAGE 2 OF 5
                       CONTINUED HSCG23-04-C-ADA001


NAME OF OFFEROR OR CONTRACTOR
ORBCOMM, INC.

ITEM NO.                       SUPPLIES/SERVICES                      QUANTITY   UNIT    UNIT PRICE       AMOUNT
  (A)                                (B)                                 (C)      (D)        (E)            (F)
--------                       -----------------                      --------   ----   ------------   ------------
           This is a firm-fixed price contract with optional items.
           Admin Office:
              COMMANDANT (G-ACS-4) USCG HQ
              2100 2ND ST S.W. RM 5212
              WASHINGTON DC 205930001
           Mail Invoice To:
              COMMANDANT (G-ACS-4) USCG HQ
              2100 2ND ST S.W. RM 5212
              WASHINGTON DC 205930001
           FOB: Destination
           Discount Terms:
                 Net 30
           Period of Performance: 05/20/2004 to 05/19/2009

  00001    All work associated with the Concept Validation Payload      1.00      JB    7,105,564.00   7,105,564.00
           through launch IAW the attached statement of work and
           the contractor's proposal (Revision D) dated 19 May 2004
           Period of Performance for this CLIN is 20 May 2004
           through 31 December 2006
           Obligated Amount: $7,105,564.00
           Accounting Info:
           2A6K 099000465001-70372-255F-MDA/ORBCOMM-DEF.
           TASK-

  00002    Operational evaluation and maintenance of the Concept        1.00      JB      380,068.00     380,068.00
           Validation Payload after launch IAW the attached
           statement of work and the contractor's proposal
           (Revision D) dated 19 May 2004 Period of Performance for
           this CLIN is 1 January 2005 through 31 December 2006
           Obligated Amount: $380,068.00
           Accounting Info:
           2A6K 099000465001-70372-255F-MDA/ORBCOMM-DEF.
           TASK

 00002A    Recurring Service (Base Period)
           Option 1 - Low Usage IAW the attached statement of work      1.00      JB      198,000.00     198,000.00
           and the contractor's proposal (Revision D) dated 19 May
           2004
           Period of Performance for this CLIN is 31 October 2005
           through 31 December 2006

           SUBCLIN PRICE: $198,000
           Obligated Amount: $198,000.00
           Continued...

                                                        OPTIONAL FORM 336 (4-56)
                                                                Sponsored by GSA
                                                             FAR (48 CFR) 53 110

CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING               PAGE 3 OF 5
                       CONTINUED HSCG23-04-C-ADA001


NAME OF OFFEROR OR CONTRACTOR
ORBCOMM, INC.

ITEM NO.                       SUPPLIES/SERVICES                      QUANTITY   UNIT    UNIT PRICE       AMOUNT
   (A)                                (B)                                (C)      (D)       (E)             (F)
--------                       -----------------                      --------   ----   ------------   ------------
           Accounting Info:
           2A6K 099000465001-70372-255F-MDA/ORBCOMM-DEF. TASK-

 00002B    Recurring Service (Base Period)                              1.00      JB
           Option 2 - Medium Usage IAW the attached statement of
           work and the contractor's proposal (Revision D) dated 19
           May 2004
           Period of Performance for this CLIN (if exercised) is 31
           October 2005 through 31 December 2006

           SUBCLIN PRICE: $396,000
           Amount: $0.00 (Option Line Item)
           Accounting Info:
           2A6K 099000465001-70372-255F-MDA/ORBCOMM-DEF.
           TASK-

 00002C    Recurring Service (Base Period)                              1.00      JB
           Option 3 - High Usage IAW the attached statement of work
           and the contractor's proposal (Revision D) dated 19 May
           2004
           Period of Performance for this CLIN (if exercised) is 31
           October 2005 through 31 December 2006

           SUBCLIN PRICE: $594,000
           Amount: $0.00 (Option Line Item)
           Accounting Info:
           2A6K 099000465001-70372-255F-MDA/ORBCOMM-DEF.
           TASK-

  00003    All work associated with the Design of the AIS portion       1.00      JB      122,843.00     122,843.00
           of the planned ORBCOMM constellation replenishment
           satellites IAW the attached statement of work and the
           contractor's proposal (Revision D) dated 19 May 2004
           Period of Performance for this CLIN is 20 May 2004
           through 31 December 2004

           Obligated Amount: $122,843.00
           Accounting Info:
           2A6K  099000465001-70372-255F-MDA/ORBCOMM-DEF.
           TASK

           Continued...

                                                        OPTIONAL FORM 336 (4-56)
                                                                Sponsored by GSA
                                                             FAR (48 CFR) 53 110

CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING               PAGE 4 OF 5
                       CONTINUED HSCG23-04-C-ADA001


NAME OF OFFEROR OR CONTRACTOR
ORBCOMM, INC.

ITEM NO.                       SUPPLIES/SERVICES                      QUANTITY   UNIT    UNIT PRICE       AMOUNT
   (A)                                (B)                                (C)      (D)        (E)            (F)
--------                       -----------------                      --------   ----   ------------   ------------
  00004    OPTION: Operational evaluation and maintenance of the        1.00      JB
           Concept Validation Payload after launch IAW the attached
           statement of work (one-year optional period) and the
           contractor's proposal (Revision D) dated 19 May 2004
           Period of Performance for this CLIN (if exercised) is 1
           January 2007 through 31 December 2007

           CLIN PRICE: $397,913
           Amount: $0.00 (Option Line Item)
           Accounting Info:
           2A6K 099000465001-70372-255F-MDA/ORBCOMM-DEF.
           TASK-

 00004A    Recurring Service (Option Year)                              1.00      JB
           Option 1-Low Usage IAW the attached statement of work
           and the contractor's proposal (Revision D) dated 19 May
           2004
           Period of Performance for this CLIN (if exercised) is 1
           January 2007 through 31 December 2007

           SUBCLIN PRICE: $198,000
           Amount: $0.00 (Option Line Item)
           Accounting Info:
           2A6K 099000465001-70372-255F-MDA/ORBCOMM-DEF.
           TASK-

 00004B    Recurring Service (Option Year)                              1.00      JB
           Option 2 - Medium Usage IAW the attached statement of
           work and the contractor's proposal (Revision D) dated 19
           May 2004
           Period of Performance for this CLIN (if exercised) is 1
           January 2007 through 31 December 2007

           SUBCLIN PRICE: $396,000
           Amount: $0.00 (Option Line Item)
           Accounting Info:
           2A6K 099000465001-70372-255F-MDA/ORBCOMM-DEF.
           TASK-

  0004C    Recurring Service (Option Year)                              1.00      JB
           Option 3 - High Usage IAW the attached statement of work
           and the contractor's proposal (Revision D) dated 19 May
           2004
           Period of Performance for this CLIN (if Continued...

                                                        OPTIONAL FORM 336 (4-56)
                                                                Sponsored by GSA
                                                             FAR (48 CFR) 53 110

CONTINUATION SHEET     REFERENCE NO. OF DOCUMENT BEING               PAGE 5 OF 5
                       CONTINUED HSCG23-04-C-ADA001


NAME OF OFFEROR OR CONTRACTOR
ORBCOMM, INC.

ITEM NO.                       SUPPLIES/SERVICES                      QUANTITY   UNIT    UNIT PRICE       AMOUNT
   (A)                                (B)                                (C)      (D)        (E)            (F)
--------                       -----------------                      --------   ----   ------------   ------------
           exercised) is 1 January 2007 through 31 December 2007

           SUBCLIN PRICE: $594,000
           Amount: $0.00 (Option Line Item)
           Accounting Info:
           2A6K  099000465001-70372-255F-MDA/ORBCOMM-DEF.
           TASK-

           The total ceiling of this contract is $8,994,475, which includes CLINS 0001, 0002, 0002C (the highest priced
           SUBCLIN in the 0002 series), 0003, 0004, and 0004C (the highest priced SUBCLIN in the 0004 series).

           Total amount of award: $7,806,475.00. The obligation for this award is shown in box 20.

                                                        OPTIONAL FORM 336 (4-56)
                                                                Sponsored by GSA
                                                             FAR (48 CFR) 53 110

                              PART I - THE SCHEDULE

                     SECTION B - SUPPLIES OR SERVICES/PRICES

B.1 SUPPLIES OR SERVICES

This contract is to obtain Contractor technical capability and management support services to develop the capability to receive, process and forward the Automatic Identification System (AIS) signal via spacecraft and their associated ground systems in accordance with the Statement of Work (SOW) in Section C. The Contractor is responsible for providing all facilities, materials, equipment, and labor unless otherwise directed in the SOW.

B.2 This contract is a firm-fixed price contract.

B.3 See page 2 of the SF 33 for the Contract Line Items and Prices.

                              PART I - THE SCHEDULE
            SECTION C - DESCRIPTION/SPECIFICATIONS/STATEMENT OF WORK

      CONTRACTOR TECHNICAL CAPABILITY AND MANAGEMENT SUPPORT SERVICES FOR
              US COAST GUARD AUTOMATIC IDENTIFICATION SYSTEM (AIS)

1.0     GENERAL.

1.1     SCOPE.  [***]

1.2     BACKGROUND.  [***]

1.3     CONTRACTOR PERSONNEL.  [***]

1.4     KEY PERSONNEL.  [***]

1.5     SECURITY.  [***]

1.6     PERIOD OF PERFORMANCE.  [***]

1.7     PLACE OF PERFORMANCE.  [***]

1.8     HOURS OF OPERATION.  [***]

1.9     TRAVEL.  [***]

1.10    KICK-OFF MEETING.  [***]

1.11    PROJECT PLAN.  [***]

1.12    PROGRESS REPORTS.  [***]

1.13    PROGRESS MEETINGS.  [***]

1.14    GENERAL REPORT REQUIREMENTS.  [***]

1.15    INTELLECTUAL PROPERTY.  [***]

1.16    TELECOMMUNICATIONS LAWS.  [***]

2.0     GOVERNMENT TERMS & DEFINITIONS.  [***]

3.0     GOVERNMENT FURNISHED PROPERTY.  [***]

4.0     CONTRACTOR FURNISHED PROPERTY.  [***]

5.0     REQUIREMENTS.

5.1     PROGRAM DEFINITION  [***]

5.2     FEASIBILITY STUDY  [***]

5.3     IMPACT ANALYSIS  [***]

5.4     AIS SECONDARY SPACECRAFT PAYLOAD  [***]

5.5     DESCRIPTION OF RECEIVER/PROCESSOR.  [***]

5.6     CHANGES FROM A STANDARD COMMUNICATIONS SATELLITE PAYLOAD  [***]

5.7     SATELLITE MODIFICATIONS FOR AIS  [***]

5.8     SATELLITE GATEWAY MODIFICATIONS FOR AIS  [***]

5.9     ONGOING SUPPORT, OPERATIONS AND MAINTENANCE  [***]

5.10    RECURRING SERVICE  [***]

6.0     REFERENCES.  [***]

7.0     DELIVERABLES.  [***]

                        SECTION D - PACKAGING AND MARKING

D.1. MARKING

The Contractor submitted to the Contracting Officer or the Contracting Officer's Representative shall clearly indicate the Contract Number of the contract for which the information is being submitted.

D.2 PAYMENT OF POSTAGE AND FEES

All postage and fees related to submitting information including forms, reports, etc., to the Contracting Officer or the Contracting Officer's Representative shall be paid by the Contractor.

                              PART I - THE SCHEDULE
                      SECTION E - INSPECTION AND ACCEPTANCE

E.1 52.246-4 INSPECTION OF SERVICES - FIXED-PRICE. (AUG 1996)

                      SECTION F - DELIVERIES OR PERFORMANCE

F.1 52.242-15 STOP-WORK ORDER. (AUG 1989)

F.2 PERIOD OF PERFORMANCE. The period of performance is from 20 May 2004 through 19 May 2009.

F.3 OPTION TO EXTEND THE TERM OF THE CONTRACT. This contract also includes one optional year for continued services for the evaluation and maintenance of the Concept Validation Payment. This option will be exercised unilaterally in accordance with FAR Clause 52.217-9, Option to Extend the Term of the Contract.

F.4 OPTION FOR INCREASED QUANTITY--SEPARATELY PRICED LINE ITEM. This contract also includes separately priced line items for optional data usage for recurring low, medium, and high usage for two separate periods. These optional items will be exercised unilaterally in accordance with FAR Clause 52.217-7, Option for Increased Quantity--Separately Priced Line Item. If there is a need to change from a lower usage option upwardly within any period, a pro rated price will be negotiated before the change is made.

                    SECTION G - CONTRACT ADMINISTRATION DATA

G.1 THE ROLE OF GOVERNMENT PERSONNEL AND RESPONSIBILITY FOR CONTRACT ADMINISTRATION

Contracting Officer: The Contracting Officer has the overall responsibility for the administration of this contract. She alone, without delegation, is authorized to take actions on behalf of the Government to amend, modify or deviate from the contract terms, conditions, requirements, specifications, details and/or delivery schedules. However, she may delegate certain other responsibilities to his authorized representative. The Contracting Officer's Technical Representative (COTR) will be assigned after award of the contract. The Contractor will receive a notification letter identifying the COTR.

G.2 ADDRESS OF CORRESPONDENCE

All correspondence except as otherwise specified shall be directed to the Contracting Officer at the address shown on the SF 33 in block 7.

G.3 PAYMENT INFORMATION

The Data Universal Numbering System (DUNS) number is the primary identifier in Central Contractor Registration (CCR). Contractors are located and identified by their DUNS number. To facilitate payment, it is in the contractor's best interest to ensure that the CCR is updated at all times.

G.4 INVOICES

Invoices should be submitted to the Contracting Officer in accordance with the Payment clauses in this contract to the address that is shown on the SF 33 in block 7.

The Contractor may invoice on a monthly basis in accordance with FAR Clause 52.232-16 Progress Payments. The contractor shall support invoices with weekly progress reports or other means as necessary.

                    SECTION H - SPECIAL CONTRACT REQUIREMENTS

H.1 In accordance with the Federal Acquisition Regulations, Section K, Representations, Certifications, and Other Statement of Offerors (as completed by the Contractor) shall be deeded incorporated by reference in the contract.

                           PART II - CONTRACT CLAUSES
                          SECTION I - CONTRACT CLAUSES

52.202-1 DEFINITIONS. (DEC 2001)

52.203-3 GRATUITIES. (APR 1984)

52.203-5 COVENANT AGAINST CONTINGENT FEES. (APR 1984)

52.203-6 RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT. (JUL 1995)

52.203-7 ANTI-KICKBACK PROCEDURES. (JUL 1995)

52.203-8 CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY. (JAN 1997)

52.203-10 PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY. (JAN 1997)

52.203-12 LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS. (JUN
2003)

52.204-2 SECURITY REQUIREMENTS. (AUG 1996)

52.204-4 PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER. (AUG 2000)

52.204-7 CENTRAL CONTRACTOR REGISTRATION. (OCT 2003)

52.209-6 PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT. (JUL 1995)

52.215-2 AUDIT AND RECORDS - NEGOTIATION. (JUN 1999)

52.215-8 ORDER OF PRECEDENCE - UNIFORM CONTRACT FORMAT. (OCT 1997)

52.215-10 PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA. (OCT 1997)

52.215-11 PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA - MODIFICATIONS. (OCT 1997)

52.215-12 SUBCONTRACTOR COST OR PRICING DATA. (OCT 1997)

52.215-13 SUBCONTRACTOR COST OR PRICING DATA - MODIFICATIONS. (OCT 1997)

52.215-15 PENSION ADJUSTMENTS AND ASSET REVERSIONS. (JAN 2004)

52.215-18 REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS. (OCT 1997)

52.215-19 NOTIFICATION OF OWNERSHIP CHANGES. (OCT 1997)

     (a) The Contractor shall make the following notifications in writing:

     (1) When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days.

     (2) The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.

     (b) The Contractor shall -

     (1) Maintain current, accurate, and complete inventory records of assets and their costs;

     (2) Provide the ACO or designated representative ready access to the records upon request;

     (3) Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization, and remaining useful lives are identified accurately before and after each of the Contractor's ownership changes; and

     (4) Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contractor ownership change.

     (c) The Contractor shall include the substance of this clause in all subcontracts under this contract that meet the applicability requirement of FAR 15.408(k).

(End of clause)

52.215-21 REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA -MODIFICATIONS. (OCT 1997)

52.217-7 OPTION FOR INCREASED QUANTITY--SEPARATELY PRICED LINE ITEM (MAR 1989

The Government may require the delivery of the numbered line item, identified in the Schedule as an option item, in the quantity and at the price stated in the Schedule. The Contracting Officer may exercise the option by written notice to the Contractor within 60 days. Delivery of added items shall continue at the same rate that like items are called for under the contract, unless the parties otherwise agree.

(End of clause)

52.217-8 OPTION TO EXTEND SERVICES. (NOV 1999)

The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor within 30 days unless otherwise mutually agreed upon.

(End of clause)

52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT. (MAR 2000)

     (a) The Government may extend the term of this contract by written notice to the Contractor within 30 days unless otherwise mutually agreed upon; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least 60 days [60 days unless a different number of days is inserted] before the contract expires. The preliminary notice does not commit the Government to an extension.

     (b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

     (c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 3 years 9 months.

(End of clause)

52.222-21 PROHIBITION OF SEGREGATED FACILITIES. (FEB 1999)

52.222-26 EQUAL OPPORTUNITY. (APR 2002)

52.222-35 EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS. (DEC 2001)

52.222-36 AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES. (JUN 1998)

52.222-37 EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS. (DEC 2001)

52.223-6 DRUG-FREE WORKPLACE. (MAY 2001)

52.223-14 TOXIC CHEMICAL RELEASE REPORTING. (AUG 2003)

52.225-13 RESTRICTIONS ON CERTAIN FOREIGN PURCHASES. (JAN 2004)

52.225-16 SANCTIONED EUROPEAN UNION COUNTRY SERVICES. (FEB 2000)

52.227-1 AUTHORIZATION AND CONSENT. (JUL 1995)

52.227-2 NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT. (AUG
1996)

52.227-17 RIGHTS IN DATA - SPECIAL WORKS. (JUN 1987)

52.229-4 FEDERAL, STATE, AND LOCAL TAXES (STATE AND LOCAL ADJUSTMENTS). (APR
2003)

52.232-1 PAYMENTS. (APR 1984)

52.232-8 DISCOUNTS FOR PROMPT PAYMENT. (FEB 2002)

52.232-9 LIMITATION ON WITHHOLDING OF PAYMENTS. (APR 1984)

52.232-11 EXTRAS. (APR 1984)

52.232-16 PROGRESS PAYMENTS (APR 2003)

52.232-17 INTEREST. (JUN 1996)

52.232-23 ASSIGNMENT OF CLAIMS. (JAN 1986)

52.232-25 PROMPT PAYMENT. (OCT 2003)

52.232-33 PAYMENT BY ELECTRONIC FUNDS TRANSFER - CENTRAL CONTRACTOR REGISTRATION. (OCT 2003)

52.233-1 DISPUTES. (JUL 2002)

52.233-3 PROTEST AFTER AWARD. (AUG 1996)

52.239-1 PRIVACY OR SECURITY SAFEGUARDS. (AUG 1996)

52.242-13 BANKRUPTCY. (JUL 1995)

52.243-1 CHANGES - FIXED-PRICE. (AUG 1987)

52.243-1 CHANGES - FIXED-PRICE. (AUG 1987) - ALTERNATE I (APR 1984)

52.243-7 NOTIFICATION OF CHANGES. (APR 1984)

     (a) Definitions. Contracting Officer, as used in this clause, does not include any representative of the Contracting Officer.

Specifically Authorized Representative (SAR), as used in this clause, means any person the Contracting Officer has so designated by written notice (a copy of which shall be provided to the Contractor) which shall refer to this subparagraph and shall be issued to the designated representative before the SAR exercises such authority.

     (b) Notice. The primary purpose of this clause is to obtain prompt reporting of Government conduct that the Contractor considers to constitute a change to this contract. Except for changes identified as such in writing and signed by the Contracting Officer, the Contractor shall notify the Administrative Contracting Officer in writing promptly, within [ ] (to be negotiated) calendar days from the date that the Contractor identifies any Government conduct (including actions, inactions, and written or oral communications) that the Contractor regards as a change to the contract terms and conditions. On the basis of the most accurate information available to the Contractor, the notice shall state -

     (1) The date, nature, and circumstances of the conduct regarded as a change;

     (2) The name, function, and activity of each Government individual and Contractor official or employee involved in or knowledgeable about such conduct;

     (3) The identification of any documents and the substance of any oral communication involved in such conduct;

     (4) In the instance of alleged acceleration of scheduled performance or delivery, the basis upon which it arose;

     (5) The particular elements of contract performance for which the Contractor may seek an equitable adjustment under this clause, including -

               (i) What contract line items have been or may be affected by the alleged change;

               (ii) What labor or materials or both have been or may be added, deleted, or wasted by the alleged change;

               (iii) To the extent practicable, what delay and disruption in the manner and sequence of performance and effect on continued performance have been or may be caused by the alleged change;

               (iv) What adjustments to contract price, delivery schedule, and other provisions affected by the alleged change are estimated; and

     (6) The Contractor's estimate of the time by which the Government must respond to the Contractor's notice to minimize cost, delay or disruption of performance.

     (c) Continued performance. Following submission of the notice required by paragraph (b) of this clause, the Contractor shall diligently continue performance of this contract to the maximum extent possible in accordance with its terms and conditions as construed by the Contractor, unless the notice reports a direction of the Contracting Officer or a communication from a SAR of the Contracting Officer, in either of which events the Contractor shall continue performance; provided, however, that if the Contractor regards the direction or communication as a change as described in paragraph (b) of this clause, notice shall be given in the manner provided. All directions, communications, interpretations, orders and similar actions of the SAR shall be reduced to writing promptly and copies furnished to the Contractor and to the Contracting Officer. The Contracting Officer shall promptly countermand any action which exceeds the authority of the SAR.

     (d) Government response. The Contracting Officer shall promptly, within [ ] (to be negotiated) calendar days after receipt of notice, respond to the notice in writing. In responding, the Contracting Officer shall either -

     (1) Confirm that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance;

     (2) Countermand any communication regarded as a change;

     (3) Deny that the conduct of which the Contractor gave notice constitutes a change and when necessary direct the mode of further performance; or

     (4) In the event the Contractor's notice information is inadequate to make a decision under subparagraphs (d)(l), (2), or (3) of this clause, advise the Contractor what additional information is required, and establish the date by which it should be furnished and the date thereafter by which the Government will respond.

     (e) Equitable adjustments. (1) If the Contracting Officer confirms that Government conduct effected a change as alleged by the Contractor, and the conduct causes an increase or decrease in the Contractor's cost of, or the time required for, performance of any part of the work under this contract, whether changed or not changed by such conduct, an equitable adjustment shall be made

               (i) In the contract price or delivery schedule or both; and

               (ii) In such other provisions of the contract as may be affected.

     (2) The contract shall be modified in writing accordingly. In the case of drawings, designs or specifications which are defective and for which the Government is responsible, the equitable adjustment shall include the cost and time extension for delay reasonably incurred by the Contractor in attempting to comply with the defective drawings, designs or specifications before the Contractor identified, or reasonably should have identified, such defect. When the cost of property made obsolete or excess as a result of a change confirmed by the Contracting Officer under this clause is included in the equitable adjustment, the Contracting Officer shall have the right to prescribe the manner of disposition of the property. The equitable adjustment shall not include increased costs or time extensions for delay resulting from the Contractor's failure to provide notice or to continue performance as provided, respectively, in paragraphs (b) and (c) of this clause.

Note: The phrases contract price and cost wherever they appear in the clause, may be appropriately modified to apply to cost-reimbursement or incentive contracts, or to combinations thereof.

(End of clause)

52.244-5 COMPETITION IN SUBCONTRACTING. (DEC 1996)

52.244-6 SUBCONTRACTS FOR COMMERCIAL ITEMS. (APR 2003)

52.246-20 WARRANTY OF SERVICES. (MAY 2001)

     (a) Definition.

Acceptance, as used in this clause, means the act of an authorized representative of the Government by which the Government assumes for itself, or as an agent of another, ownership of existing and identified supplies, or approves specific services, as partial or complete performance of the contract

     (b) Notwithstanding inspection and acceptance by the Government or any provision concerning the conclusiveness thereof, the Contractor warrants that all services performed under this contract will, at the time of acceptance, be free from defects in workmanship and conform to the requirements of this contract. The Contracting Officer shall give written notice of any defect or nonconformance to the Contractor within 90 days or within 1000 hours of use by the Government whichever conies first. This notice shall state either -

     (1) That the Contractor shall correct or reperform any defective or nonconforming services; or

     (2) That the Government does not require correction or reperformance.

     (c) If the Contractor is required to correct or reperform, it shall be at no cost to the Government, and any services corrected or reperformed by the Contractor shall be subject to this clause to the same extent as work initially performed. If the Contractor fails or refuses to correct or reperform, the Contracting Officer may, by contract or otherwise, correct or replace with similar services and charge to the Contractor the cost occasioned to the Government thereby, or make an equitable adjustment in the contract price.

     (d) If the Government does not require correction or reperformance, the Contracting Officer shall make an equitable adjustment in the contract price.

(End of clause)

52.246-25 LIMITATION OF LIABILITY - SERVICES. (FEB 1997)

52.248-1 VALUE ENGINEERING. (FEB 2000)

52.249-2 TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE). (SEP 1996)

52.249-8 DEFAULT (FIXED-PRICE SUPPLY AND SERVICE). (APR 1984)

52.252-2 CLAUSES INCORPORATED BY REFERENCE. (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): http://www.arnet.gov/far/

(End of clause)

52.252-4 ALTERATIONS IN CONTRACT. (APR 1984)

Portions of this contract are altered as follows: [ ]

(End of clause)

52.253-1 COMPUTER GENERATED FORMS. (JAN 1991)

DSAR 3052.242-71 DISSEMINATION OF CONTRACT INFORMATION (DEC 2003)

The Contractor shall not publish, permit to be published, or distribute for public consumption, any information, oral or written, concerning the results or conclusions made pursuant to the performance of this contract, without the prior written consent of the Contracting Officer. An electronic or printed copy of any material proposed to be published or distributed shall be submitted to the Contracting Officer.

(End of clause)

DSAR 3052.242-72 CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE (DEC 2003)

     (a) The Contracting Officer may designate Government personnel to act as the Contracting Officer's Technical Representative (COTR) to perform functions under the contract such as review or inspection and acceptance of supplies, services, including construction, and other functions of a technical nature. The Contracting Officer will provide a written notice of such designation to the Contractor within five working days after contract award or for construction, not less than five working days prior to giving the contractor the notice to proceed. The designation letter will set forth the authorities and limitations of the COTR under the contract.

     (b) The Contracting Officer cannot authorize the COTR or any other representative to sign documents, such as contracts, contract modifications, etc., that require the signature of the Contracting Officer.

(End of clause)

          SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

               Attachment (1) - Contractor's proposal (Revision D)
                         dated 19 May 2004 - Pages 1-31

        Attached by Reference - Completed Representations, Certifications

                     SOLICITATION NUMBER HSCG23-04-R-ADA001

                                ORBCOMM PROPOSAL

                                       FOR

                                   COAST GUARD
                      AUTOMATIC IDENTIFICATION SYSTEM (AIS)
                                   REVISION D

                                   19 MAY 2004

                                  SUBMITTED TO:

                               COMMANDANT (CG-851)
                        2100 SECOND STREET, SW, ROOM 2606
                            WASHINGTON, DC 20593-0001
                             TELEPHONE: 202-267-2285

                                  SUBMITTED BY:

(ORBCOMM(R) LOGO)                                           21700 ATLANTIC BLVD.
                                                                DULLES, VA 22102
                                                                 WWW.ORBCOMM.COM

                                                              DUNS # 146-118-901

                            DISTRIBUTION RESTRICTIONS

This proposal or quotation includes data that shall not be disclosed outside of the Government and shall not be duplicated, used, or disclosed in whole or in part for any purpose other than to evaluate this proposal or quotation. If, however, a contract is awarded to this offeror or quoter as a result of or in connection with the submission of this data, the Government shall have the right to duplicate, use or disclose the data to the extent provided in the resulting contract. This restriction does not limit the Government's right to use information contained in the data if it is obtained from another source without restriction. The data subject to this restriction is contained in sheets marked with the following legend: "Use Or Disclosure Of Data Contained On This Sheet Is Subject To The Restriction On The Title Page Of This Proposal."

                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

                                TABLE OF CONTENTS

1. EXECUTIVE SUMMARY ......................................................       1

2. OVERVIEW ...............................................................       3
   2.1 Company Background .................................................       3
   2.2 Satellites and Space Elements ......................................       4
   2.3 Ground Infrastructure ..............................................       5

3. STATEMENT OF WORK [SECTION C] ..........................................       7
   3.1  GENERAL [SECTION C: 1.0]...........................................       3
     3.1.1        Scope [Section C: 1.1] ..................................       4
     3.1.2        Background [Section C: 1.2] .............................       4
   3.2  CONTRACTOR PERSONNEL [SECTION C: 1.3]..............................       4
     3.2.1        Project Manager [Section C: 1.3.1, 1.3.1.1, 1.3.1.2] ....       4
     3.2.2        Qualified Personnel [Section C: 1.3.2] ..................       4
     3.2.3        Employee Identification [Section C: 1.3.3, 1.3.3.1] .....       5
     3.2.4        Employee Conduct [Section C: 1.3.4] .....................       5
     3.2.5        Removing Employees [Section C: 1.3.5]....................       5
     3.2.6        Conflict of Interest [Section C: 1.3.6]..................       5
     3.2.7        Key Personnel [Section C: 1.4]...........................       5
     3.2.8        Security [Section C: 1.5]................................       5
     3.2.9        Period of Performance [Section C: 1.6]...................       5
     3.2.10       Place of Performance [Section C: 1.7]....................       6
     3.2.11       Hours of Operations [Section C: 1.8].....................       6
     3.2.12       Travel [Section C:1.9]...................................       6
     3.2.13       Kick-off Meeting [Section C: 1.10].......................       6
     3.2.14       Project Plan [Section C: 1.11]...........................       6
     3.2.15       Progress Reports [Section C: 1.12].......................       6
     3.2.16       Progress Meetings [Section C: 1.13]......................       6
     3.2.17       General Report Requirements [Section C: 1.14]............       6
     3.2.18       Intellectual Property [Section C: 1.15]..................       7
     3.2.19       Telecommunications Laws..................................       7
   3.3  GOVERNMENT TERMS & DEFINITIONS [SECTION C: 2.0]....................       7
   3.4  GOVERNMENT FURNISHED PROPERTY [SECTION C: 3.0].....................       7
   3.5  CONTRACTOR FURNISHED PROPERTY [SECTION C: 4.0].....................       7
   3.6  REQUIREMENTS [SECTION C: 5.0]......................................       7
     3.6.1        Program Definition [Section C: 5.1]......................       7
     3.6.2        Feasibility Study [Section C: 5.2].......................       8
     3.6.3        Impact Analysis [Section C: 5.3, 5.3.1-7]................       9
     3.6.4        AIS Secondary Spacecraft Payload [Section C: 5.4,
                  5.4.1-4, 5.4.4.1 5] .....................................      10
     3.6.5        ORBCOMM Participation in Concept Validation Satellite ...      10
     3.6.6        ORBCOMM Development Activities...........................      12
     3.6.7        Implementation of Concept Demonstration Satellite........      12
     3.6.8        Satellite Gateway Modifications for AIS
                  [Section C: 5.8, 5.8.1]..................................      12
     3.6.9        Ongoing Support, Operations and Maintenance
                  [Section C:5.9, 5.9.1]...................................      12
     3.6.10       Recurring Service [Section C: 5.10, 5.10.1]..............      12
   3.7  REFERENCES [SECTION C: 6.0]........................................      14
   3.8  DELIVERABLES [SECTION C: 7.0]......................................      14

4. PRICE ..................................................................       7
   4.1 Detailed Pricing ...................................................       7
   4.2 Payment Schedule ...................................................       8

5. APPENDIX ...............................................................       9
   5.1 Appendix A - Price Proposal (see attached document) ................       9
   5.2 Appendix B - Project Schedule (see attached document) ..............       9

6. FORMS ..................................................................      10
   6.1 Section K - Representations, Certifications and Other Statements of
       Bidder .............................................................      10


                                       i
Use Or Disclosure Of Data Contained On This Sheet is Subject To The Restriction
                       On The Title Page Of This Proposal

                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

1.   EXECUTIVE SUMMARY

ORBCOMM Inc. is pleased to respond to your Request for Proposal (RFP) to provide Technical Capability and Management Support Services for the US Coast Guard Automatic Identification System (AIS)(as defined by 33 Code of Fedral Regulations Part 164 and the international standards incorporated therein). ORBCOMM possesses the right technology, capabilities and is uniquely positioned to support this effort. We stand confident that by using ORBCOMM the U.S. Coast Guard will be able to collect and process AIS data via our satellite system to provide additional maritime domain awareness of all maritime activities out to 2,000nm off the coast of the United States and beyond. This is clearly a major initiative, and the solution proposed by ORBCOMM will allow both an expanded scope and greatly benefit your desired results by providing exciting new telecommunication capabilities at the lowest possible cost.

WHY ORBCOMM?

ORBCOMM has become an emerging force in the satellite telecommunications industry and is well positioned to support this effort. We are excited about the opportunity to work with the U.S. Coast Guard and are committed to providing a robust and cost effective solution for AIS.

Through our unique global network of satellites and terrestrial gateways, information can be shared with tremendous reach. ORBCOMM provides narrowband two-way digital messaging, data communications and geo-positioning services on a global basis. Services are provided through our constellation of 30 owned and operated low earth orbit (LEO) satellites and gateways located around the world. Through this network, ORBCOMM is able deliver information to and from nearly anyplace in the world on a near real time basis.

[Graphics]


                                       1
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                       On The Title Page Of This Proposal

                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

Over the past several years, companies such as Caterpillar, Volvo Trucks, Komatsu, GE Transportation, GE TIP, GE Medical, General Motors, Garmin, CSX, XATA, and providers to several government programs have selected ORBCOMM and integrated our services into their products and communication solutions. The ubiquitous coverage provided by the ORBCOMM system was a major factor in its selection since it provided a distinct advantage over geo-stationary satellite technology and terrestrial systems, which are hampered by "blind spots", "dead zones", and "limited coverage". ORBCOMM is a very affordable solution that provided greater flexibility for many differing needs.

Manufacturers, customers, and resellers have selected the ORBCOMM System because it provides:

-    Unified global solution

-    Lower technology risks

-    Consolidated quantities of systems globally, greatly reduce price points

-    High performance, easily installed and concealed antenna options

-    Mature, ruggedized and vehicle grade OEM modem options

-    Elimination of expensive roaming charges

-    Ubiquitous coverage for communications

The ORBCOMM system provides low cost solutions with global coverage and is uniquely positioned to provide the extended AIS services being sought by the U.S. Coast Guard.


                                       2
Use Or Disclosure Of Data Contained On This Sheet is Subject To The Restriction
                       On The Title Page Of This Proposal

                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

2.   OVERVIEW

2.1  Company Background

ORBCOMM Inc. is a satellite data communications company that offers customers the ability to access innovative satellite communication services at down to earth prices. Our satellite-based network provides customers around the world with reliable global coverage and the added value of tailored application service and support.

Customers searching for reliable, cost-effective communications solutions that go beyond traditional networks have rapidly made ORBCOMM a leader in our industry. Our reputation for providing cutting-edge technology with personal service has made ORBCOMM the solution for customers looking to find new, productive ways to improve their businesses.

Our customers include large and small businesses involved in a wide variety of industries including trucking, marine, aviation, automotive, heavy equipment and utilities.

The ORBCOMM system is a satellite-based, wireless telecommunications network designed to send and receive data from anywhere in the world. Through a constellation of 30 low-earth orbit (LEO) satellites and terrestrial gateways located around the world, the ORBCOMM network provides global data communications, narrowband two-way digital messaging and geo-positioning services. Information is delivered on a near real-time basis to meet a wide variety of business needs.

The ORBCOMM network is ideally suited for commercial and industrial applications including:

- Tracking and managing mobile construction equipment, trucks, trailers, locomotives, rail cars, shipping containers and marine vessels.

- Monitoring and controlling assets at remote locations such as oil and gas extraction, storage, transfers, pipeline operations as well as electric power generation and distribution.

-    Locating and recovering stolen vehicles and cargo.

-    Sharing vital information and providing reliable two-way messaging.

ORBCOMM serves its customers through Value Added Resellers (VARs) that provide expertise in specific industries. Our VARs and customers include; Volvo Trucks North America, Volvo Trucks South America, Mack, Renault, XATA Corporation, GE Transportation, GE TIP, GE Medical, General Motors, Caterpillar, Komatsu, Hitachi, Garmin, Avidyne, EchoFlight, CSX, MobilAria, AirlQ, British Petroleum, Stanley Associates, Northrop Grumman, NOAA, US Army Space Command, Royal Thai Navy, and numerous other major corporations and organizations.

[Graphics]


                                       3
Use Or Disclosure Of Data Contained On This Sheet is Subject To the Restriction
                       On The Title Page Of This Proposal

                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

The ORBCOMM system is operated and distributed on a worldwide basis through various ORBCOMM affiliates, business partners, licensees, country representative, and Valued Added Resellers. Operations include: 12 Gateway Earth Stations located in New York, Georgia, Washington, Arizona, Curacao, Morocco, Italy, Japan, Korea, Malaysia, Argentina, and Brazil; 5 international Gateway Control Centers in Italy, Japan, Korea, Malaysia, and Brazil; and the US Gateway Control Center and Network Control Center located in Virginia. The Network Control Center monitors the status of all-terrestrial network elements and entire satellite constellation.

ORBCOMM Inc. is a privately held Delaware corporation headquartered in Dulles, Virginia.

2.2  Satellites and Space Elements

Today ORBCOMM has 30 operational satellites in six orbital planes between approximately 740 and 825 kilometers above the Earth. ORBCOMM has authority to launch and operate up to 48 satellites to accommodate future growth. Planes A, B, C, and D are inclined 45 degrees to the Equator and contain six to eight satellites each. Planes F and G are inclined at 70 and 108 degrees, respectively, and contain one satellite each.

The satellites are equipped with a VHF and UHF communication payload capable of operation in the 137.0-150.05 MHz and the 400.075-400.125 MHz bands. An on-board computer manages spectrum usage via the ORBCOMM-pioneered Dynamic Channel Activity Assignment System (DCAAS). DCAAS continuously scans the authorized spectrum, identifies frequencies in use by other users of the frequency band and assigns channels to practically eliminate the possibility of interference.

[Graphics]

[Graphics]


                                       4
Use Or Disclosure Of Data Contained On This Sheet is Subject To the Restriction
                       On The Title Page Of This Proposal

                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

2.3  Ground Infrastructure

The ORBCOMM ground infrastructure includes elements strategically located throughout the world. These ground network elements provide access to the space segment and an interface with public and private data networks including the Internet. They include:

     - Gateway Earth Station, or GES. A GES has two radomes with enclosed VHF tracking antennas (one is basically redundant), pedestals, controllers, and radio equipment.

     - Gateway Control Centers, or GCC. A GCC processes the message traffic and provides the interconnection with other terrestrial networks.

Each GES contains a freestanding shelter, fuel tank and power generator. The GES-to-satellite links make use of single satellite uplink and downlink channels using a Time Division Multiple Access (TDMA) protocol. This protocol permits several gateways to communicate simultaneously with a single satellite and vice versa. Advantages of TDMA include the ability to provide a virtually seamless transfer of satellite connections among GESs, under the centralized control of the GCC.

Each GES covers an area with a radius of approximately 3,300 miles. There are four GESs in the United States, located in New York, Arizona, Georgia, and Washington State. There are GESs in Curacao, Brazil, Italy, Japan, South Korea, Malaysia, Morocco and Argentina.


                                       5
Use Or Disclosure Of Data Contained On This Sheet is Subject To the Restriction
                       On The Title Page Of This Proposal

                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

[Graphics]

The key control element of the entire global network is located in the Network Control Center (NCC) in Dulles, Virginia. The NCC monitors the status of all-terrestrial network elements and space vehicles.

[Graphics]

A message can be delivered to the customer in a variety of ways. These include the Internet, public/private X.25 data networks, dedicated frame relay, or modems connected to a telephone network. An acknowledgment can also be returned to the sender. To mitigate design and implementation risks and to control costs, the system architecture makes use of existing, mature technologies and conforms to internationally accepted standards (e.g. Internet electronic mail).


                                       6
Use Or Disclosure Of Data Contained On This Sheet is Subject To the Restriction
                       On The Title Page Of This Proposal

                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

Graphics

3.   STATEMENT OF WORK [SECTION C]

3.1     GENERAL [SECTION C: 1.0]

      3.1.1   SCOPE [SECTION C: 1.1]

[***]

      3.1.2   BACKGROUND [SECTION C: 1.2]

[***]

3.2     CONTRACTOR PERSONNEL [SECTION C: 1.3]

      3.2.1   PROJECT MANAGER [SECTION C: 1.3.1, 1.3.1.1, 1.3.1.2]

[***]

      3.2.2   QUALIFIED PERSONNEL [SECTION C: 1.3.2]

[***]

      3.2.3   EMPLOYEE IDENTIFICATION [SECTION C: 1.3.3, 1.3.3.1]

[***]

      3.2.4   EMPLOYEE CONDUCT [SECTION C: 1.3.4]

[***]

      3.2.5   REMOVING EMPLOYEES [SECTION C: 1.3.5]

[***]

      3.2.6   CONFLICT OF INTEREST [SECTION C: 1.3.6]

[***]

     3.2.7   KEY PERSONNEL [SECTION C: 1.4]

[***]

     3.2.8   SECURITY [SECTION C: 1.5]

[***]

     3.2.9   PERIOD OF PERFORMANCE [SECTION C: 1.6]

[***]

     3.2.10  PLACE OF PERFORMANCE [SECTION C: 1.7]

[***]

     3.2.11  HOURS OF OPERATIONS [SECTION C: 1.8]

[***]

     3.2.12  TRAVEL [SECTION C:1.9]

[***]

     3.2.13  KICK-OFF MEETING [SECTION C: 1.10]

[***]

     3.2.14  PROJECT PLAN [SECTION C: 1.11]

[***]

     3.2.15  PROGRESS REPORTS [SECTION C: 1.12]

[***]

     3.2.16  PROGRESS MEETINGS [SECTION C: 1.13]

[***]

     3.2.17  GENERAL REPORT REQUIREMENTS [SECTION C: 1.14]

[***]

     3.2.18  INTELLECTUAL PROPERTY [SECTION C: 1.15]

[***]

     3.2.19  TELECOMMUNICATIONS LAWS

[***]

3.3     GOVERNMENT TERMS & DEFINITIONS [SECTION C: 2.0]

[***]

3.4     GOVERNMENT FURNISHED PROPERTY [SECTION C: 3.0]

[***]

3.5     CONTRACTOR FURNISHED PROPERTY [SECTION C: 4.0]

[***]

3.6     REQUIREMENTS [SECTION C: 5.0]

     3.6.1   PROGRAM DEFINITION [SECTION C: 5.1]

[***]

3.6.1.1  CONCEPT OF OPERATIONS

[***]

3.6.1.2  SPACE SEGMENT REQUIREMENTS

[***]

3.6.1.3  GROUND SEGMENT REQUIREMENTS

[***]

3.6.1.4  REQUIREMENTS REVIEW [SECTION C: 5.1.2]

[***]

3.6.1.5  IMPLEMENTATION PLAN [SECTION C: 5.1.3]

[***]

3.6.1.6  SUBCONTRACT MANAGEMENT PLAN [SECTION C: 5.1.3]

[***]

3.6.1.7  INTEGRATION PLAN [SECTION C: 5.1.3]

[***]

     3.6.2   FEASIBILITY STUDY [SECTION C: 5.2]

[***]

3.6.2.1  VERIFY ANTENNA PERFORMANCE [SECTION C: 5.2.1]

[***]

3.6.2.2  DRAFT AIS PAYLOAD PERFORMANCE REQUIREMENTS [SECTION C: 5.2.2]

[***]

3.6.2.3  SURVEY EXISTING AIS RECEIVER MANUFACTURERS [SECTION C: 5.2.3]

[***]

3.6.2.4  DEVELOP BUDGETARY MASS, POWER AND VOLUME ESTIMATES [SECTION C: 5.2.4]

[***]

3.6.2.5  DEVELOP DETAILED DOWNLINK CAPACITY MODEL [SECTION C: 5.2.5]

[***]

3.6.2.6  MODELING AND ANALYSIS OF INTERFERENCE [SECTION C: 5.2.6]

[***]

3.6.2.7 SUPPORT DEVELOPMENT OF FILTER SPECIFICATIONS AND PROCUREMENT [SECTION C: 5.2.7]

[***]

3.6.2.8 SUPPORT RECEIVER/PROCESSOR SPECIFICATIONS AND PROCUREMENT
        [SECTION C: 5.2.8]

[***]

3.6.2.9 DETAILED OPERATIONS CONCEPTS AND PROCEDURES [SECTION C: 5.2.9]

[***]

3.6.2.10 PREPARE FEASIBILITY STUDY

[***]

     3.6.3   IMPACT ANALYSIS [SECTION C: 5.3, 5.3.1-7]

[***]

3.6.3.1 IMPLEMENTATION ON REPLENISHMENT SPACECRAFT

[***]

3.6.3.2 DEVELOP MODIFICATIONS TO REPLENISHMENT PROCUREMENT DOCS

[***]

3.6.3.3 BIDDERS EVALUATE IMPACT

[***]

3.6.3.4 FINALIZE DETAILED SPECIFICATIONS

[***]

3.6.3.5 SUPPORT THE DEVELOPMENT OF COMPONENT SPECIFICATIONS AND PROCUREMENT DOCUMENTS

[***]

3.6.3.6 IDENTIFY AND QUALIFY POTENTIAL COMPONENT CONTRACTORS

[***]

3.6.3.7 VERIFY MASS, POWER, VOLUME ESTIMATES

[***]

     3.6.4   AIS SECONDARY SPACECRAFT PAYLOAD [SECTION C: 5.4, 5.4.1-4, 5.4.4.1
5]

3.6.4.1 DESCRIPTION OF RECEIVER/PROCESSOR [SECTION C: 5.5]

[***]

3.6.4.2 CHANGES FROM A STANDARD COMMUNICATIONS SATELLITE PAYLOAD
        [SECTION C: 5.6, 5.6.1-2]

[***]

3.6.4.3 SATELLITE MODIFICATIONS FOR AIS [SECTION C: 5.7, 5.7.1]

[***]

     3.6.5   ORBCOMM PARTICIPATION IN CONCEPT VALIDATION SATELLITE

[***]

3.6.5.1 PROCUREMENT DOCUMENTS FOR CONCEPT DEMONSTRATION SATELLITE

[***]

3.6.5.2 EVALUATE BIDS

[***]

3.6.5.3 SELECT CONTRACTOR (TEAM)

[***]

3.6.5.4 NEGOTIATE CONTRACT

[***]

3.6.5.5 FINALIZE SPECIFICATION TO INCLUDE AIS

[***]

3.6.5.6 EVALUATE REQUIREMENTS

[***]

3.6.5.7 EVALUATE PRELIMINARY DESIGN

[***]

3.6.5.8 EVALUATE DESIGN RESULTS

[***]

3.6.5.9 EVALUATE, APPROVE INTEGRATION PLAN

[***]

3.6.5.10 SUPPORT PAYLOAD VERIFICATION TESTING

[***]

3.6.5.11 SUPPORT BUS VERIFICATION TESTING

[***]

[***]

3.6.5.12 SUPPORT SPACECRAFT ENVIRONMENTAL TESTING

[***]

3.6.5.13 SUPPORT LAUNCH SITE ACTIVITIES

[***]

3.6.6   ORBCOMM DEVELOPMENT ACTIVITIES

3.6.6.1 PAYLOAD SOFTWARE

[***]

3.6.6.2 SATELLITE CONTROL CENTER UPGRADES

[***]

3.6.6.3 NETWORK SEGMENT SOFTWARE

[***]

     3.6.7   IMPLEMENTATION OF CONCEPT DEMONSTRATION SATELLITE

[***]

     3.6.8   SATELLITE GATEWAY MODIFICATIONS FOR AIS [SECTION C: 5.8, 5.8.1]

[***]

     3.6.9   ONGOING SUPPORT, OPERATIONS AND MAINTENANCE [SECTION C:5.9, 5.9.1]

[***]

     3.6.10  RECURRING SERVICE [SECTION C: 5.10, 5.10.1]

[***]

3.6.10.1 OPTION 1 - LOW USAGE [SECTION C: 5.10.2]

[***]

3.6.10.2 OPTION 2 - MEDIUM USAGE [SECTION C: 5.10.3]

[***]

3.6.10.3 OPTION 3 - HIGH USAGE [SECTION C: 5.10.4]

3.7     REFERENCES [SECTION C: 6.0]

[***]

3.8     DELIVERABLES [SECTION C: 7.0]

[***]

4.   PRICE

4.1  DETAILED PRICING

ORBCOMM's pricing submission is included in Appendix A. Standard Form 33 with the price per CLIN is also included in Appendix A.

As a means of cost comparison for the spacecraft that is the subject of this contract, ORBCOMM offers information concerning previous purchases of spacecraft for its constellation. The initial procurement was for two satellites, but the bulk of the cost in that initial contract was for non-


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                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

recurring engineering, so it does not provide an adequate point of reference. The next procurement was made under a contract dated September 12, 1995 for 34 satellites and three launch vehicles. The cost per satellite, exclusive of launch, was approximately $3.3 million(1). The amortized launch cost for each spacecraft was approximately $1.4 million. Making the total cost per in-orbit satellite to be $4.7 million. The next contract was dated February 1, 1999 for the purchase of eight satellites and launch services. The cost per satellite, exclusive of launch, was $4.4 million(2). The amortized launch cost for each spacecraft was approximately $2.3 million. Making the total cost per in-orbit satellite to be $6.7 million.

4.2  PAYMENT SCHEDULE

ORBCOMM proposes the following payment schedule for the contract. Payments shall be made based on a percentage of the total contract value for the milestones listed.

                                PAYMENT SCHEDULE

PROGRAM MILESTONES                                      DATE     % CONTRACT VALUE
------------------                                      ----     ----------------
Contract Award                                        1-May-04        15.00%
Payload Requirements Review                          15-Jul-04        10.00%
Deliver Feasibility Study                            12-Aug-04        10.00%
Deliver Cost to Add to Replenishment Replenishment   23-Sep-04        10.00%
Network SW CDR                                       25-Nov-04        10.00%
Payload SW CDR                                        3-Feb-05        10.00%
SCC Upgrade CDR                                      28-Apr-05        10.00%
Bus CDR                                              16-Jun-05         5.00%
System CDR                                            7-Jul-05         5.00%
Final Checkout SCC Upgrade                            8-Sep-05         5.00%
Launch                                               27-Oct-05         4.00%
Operations Q1                                         1-Feb-06         4.00%
Operations Q2                                         2-May-06         1.00%
Operations Q3                                        31-Jul-06         1.00%

Note: See program schedule for milestone definition

(1)  Article 3 Consideration on page 5 of the contract.

(2)  Article 4 Consideration on page 5 of the contract.


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                       On The Title Page Of This Proposal

                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

5.   APPENDIX

5.1  APPENDIX A - PRICE PROPOSAL (SEE ATTACHED DOCUMENT)

5.2  APPENDIX B - PROJECT SCHEDULE (SEE ATTACHED DOCUMENT)


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                       On The Title Page Of This Proposal

                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

6.   FORMS

6.1  SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF BIDDER

Section K - Representations, Certifications, and Other Statements of Bidders

52.203-2 CERTIFICATE OF INDEPENDENT PRICE DETERMINATION. (APR 1985)

(a) The offeror certifies that -

(1) The prices in this offer have been arrived at independently, without, for the purpose of restricting competition, any consultation, communication, or agreement with any other offeror or competitor relating to -

(i) Those prices;

(ii) The intention to submit an offer; or

(iii) The methods or factors used to calculate the prices offered.

(2) The prices in this offer have not been and will not be knowingly disclosed by the offeror, directly or indirectly, to any other offeror or competitor before bid opening (in the case of a sealed bid solicitation) or contract award (in the case of a negotiated solicitation) unless otherwise required by law; and

(3) No attempt has been made or will be made by the offeror to induce any other concern to submit or not to submit an offer for the purpose of restricting competition.

(b) Each signature on the offer is considered to be a certification by the signatory that the signatory -

(1) Is the person in the offeror's organization responsible for determining the prices being offered in this bid or proposal, and that the signatory has not participated and will not participate in any action contrary to subparagraphs
(a)(1) through (a)(3) of this provision; or

(2)(i) Has been authorized, in writing, to act as agent for the following principals in certifying that those principals have not participated, and will not participate in any action contrary to subparagraphs (a)(1) through (a)(3) of this provision; Jerome Eisenberg, Co-CEO;

(ii) As an authorized agent, does certify that the principals named in subdivision (b)(2)(i) of this provision have not participated, and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) of this provision; and


                                       10
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

                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

(iii) As an agent, has not personally participated, and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) of this provision.

(c) If the offeror deletes or modifies subparagraph (a)(2) of this provision, the offeror must furnish with its offer a signed statement setting forth in detail the circumstances of the disclosure.

(End of provision)

52.203-11 CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS. (APR 1991)

52.204-3 TAXPAYER IDENTIFICATION. (OCT 1998)

(a) Definitions.

Common parent, as used in this provision, means that corporate entity that owns or controls an affiliated group of corporations that files its Federal income tax returns on a consolidated basis, and of which the offeror is a member.

Taxpayer Identification Number (TIN), as used in this provision, means the number required by the Internal Revenue Service (IRS) to be used by the offeror in reporting income tax and other returns. The TIN may be either a Social Security Number or an Employer Identification Number.

(b) All offerors must submit the information required in paragraphs (d) through
(f) of this provision to comply with debt collection requirements of 31 U.S.C. 7701 (c) and 3325(d), reporting requirements of 26 U.S.C. 6041, 6041 A, and 6050M, and implementing regulations issued by the IRS. If the resulting contract is subject to the payment reporting requirements described in Federal Acquisition Regulation (FAR) 4.904, the failure or refusal by the offeror to furnish the information may result in a 31 percent reduction of payments otherwise due under the contract.

(c) The TIN may be used by the Government to collect and report on any delinquent amounts arising out of the offeror's relationship with the Government (31 U.S.C. 7701(c)(3)). If the resulting contract is subject to the payment reporting requirements described in FAR 4.904, the TIN provided hereunder may be matched with IRS records to verify the accuracy of the offeror's TIN.

(d) Taxpayer Identification Number (TIN).

[X] TIN: 41-2118289.

[ ] TIN has been applied for.

[ ] TIN is not required because:


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                       On The Title Page Of This Proposal

                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

[ ] Offeror is a nonresident alien, foreign corporation, or foreign partnership that does not have income effectively connected with the conduct of a trade or business in the United States and does not have an office or place of business or a fiscal paying agent in the United States;

[ ] Offeror is an agency or instrumentality of a foreign government;

[ ] Offeror is an agency or instrumentality of the Federal Government.

(e) Type of organization.

[ ] Sole proprietorship;

[ ] Partnership;

[X] Corporate entity (not tax-exempt);

[ ] Corporate entity (tax-exempt);

[ ] Government entity (Federal, State, or local);

[ ] Foreign government;

[ ] International organization per 26 CFR 1:6049-4;

[ ] Other __________________________.

(f) Common parent.

[ ] Offeror is not owned or controlled by a common parent as defined in paragraph (a) of this provision.

[ ] Name and TIN of common parent:

Name __________________________

TIN ____________________________

(End of provision)


                                       12
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                       On The Title Page Of This Proposal

                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

52.204-5 WOMEN-OWNED BUSINESS (OTHER THAN SMALL BUSINESS). (MAY 1999)

(a) Definition. Women-owned business concern, as used in this provision, means a concern that is at least 51 percent owned by one or more women; or in the case of any publicly owned business, at least 51 percent of its stock is owned by one or more women; and whose management and daily business operations are controlled by one or more women.

(b) Representation. [Complete only if the offeror is a women-owned business concern and has not represented itself as a small business concern in paragraph
(b)(1) of FAR 52.219-1, Small Business Program Representations, of this solicitation.] The offeror represents that it _________ is a women-owned business concern.

(End of provision)

52.209-5 CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED DEBARMENT, AND OTHER RESPONSIBILITY MATTERS. (DEC 2001)

(a)(1) The Offeror certifies, to the best of its knowledge and belief, that -

(i) The Offeror and/or any of its Principals -

(A) Are [ ] are not [X] presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency;

(B) Have [ ] have not [X], within a three-year period preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion, or receiving stolen property; and

(C) Are [ ] are not [X] presently indicted for, or otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in paragraph (a)(1)(i)(B) of this provision.

(ii) The Offeror has [ ] has not [X], within a three-year period preceding this offer, had one or more contracts terminated for default by any Federal agency.

(2) Principals, for the purposes of this certification, means officers; directors; owners; partners; and, persons having primary management or supervisory responsibilities within a business entity (e.g., general manager; plant manager; head of a subsidiary, division, or business segment, and similar positions).

This Certification Concerns a Matter Within the Jurisdiction of an Agency of the United States and the Making of a False, Fictitious, or Fraudulent Certification May Render the Maker Subject to Prosecution Under Section 1001, Title 18, United States Code.


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

                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

(b) The Offeror shall provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

(c) A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification will be considered in connection with a determination of the Offeror's responsibility. Failure of the Offeror to furnish a certification or provide such additional information as requested by the Contracting Officer may render the Offeror nonresponsible.

(d) Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an Offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

(e) The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making award. If it is later determined that the Offeror knowingly rendered an erroneous certification, in addition to other remedies available to the Government, the Contracting Officer may terminate the contract resulting from this solicitation for default.

(End of provision)

52.215-6 PLACE OF PERFORMANCE. (OCT 1997)

(a) The offeror or respondent, in the performance of any contract resulting from this solicitation, [ ] intends, [X] does not intend [check applicable block] to use one or more plants or facilities located at a different address from the address of the offeror or respondent as indicated in this proposal or response to request for information.

(b) If the offeror or respondent checks intends in paragraph (a) of this provision, it shall insert in the following spaces the required information:

Place of PerformanceName and Address of Owner

(Street Address, City, and Operator of the Plant

State, County, Zip Code) or Facility if Other than Offeror or Respondent

21700 Atlantic Blvd ________________________
Dulles, Virginia 20166 ________________________
(End of provision)

52.219-1 SMALL BUSINESS PROGRAM REPRESENTATIONS. (APR 2002) - ALTERNATE I (APR
2002)


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

                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

(a)(1) The North American Industry Classification System (NAICS) code for this acquisition is 517410.

(2) The small business size standard is $12.5 million.

(3) The small business size standard for a concern which submits an offer in its own name, other than on a construction or service contract, but which proposes to furnish a product which it did not itself manufacture, is 500 employees.

(b) Representations. (1) The offeror represents as part of its offer that it [X] is, [ ] is not a small business concern.

(2) [Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.] The offeror represents, for general statistical purposes, that it [ ] is, [X] is not, a small disadvantaged business concern as defined in 13 CFR 124.1002.

(3) [Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.] The offeror represents as part of its offer that it [ ] is, [X] is not a women-owned small business concern.

(4) [Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.] The offeror represents as part of its offer that it [ ] is, [X] is not a veteran-owned small business concern.

(5) [Complete only if the offeror represented itself as a veteran-owned small business concern in paragraph (b)(4) of this provision.] The offeror represents as part of its offer that it [ ] is, [X] is not a service-disabled veteran-owned small business concern.

(6) [Complete only if the offeror represented itself as a small business concern in paragraph (b)(1) of this provision.] The offeror represents, as part of its offer, that-

(i) It [ ] is, [X] is not a HUBZone small business concern listed, on the date of this representation, on the List of Qualified HUBZone Small Business Concerns maintained by the Small Business Administration, and no material change in ownership and control, principal office, or HUBZone employee percentage has occurred since it was certified by the Small Business Administration in accordance with 13 CFR part 126; and

(ii) It [ ] is, [X] is not a joint venture that complies with the requirements of 13 CFR part 126, and the representation in paragraph (b)(6)(i) of this provision is accurate for the HUBZone small business concern or concerns that are participating in the joint venture. [The offeror shall enter the name or names of the HUBZone small business concern or concerns that are participating in the joint venture:_________________________.] Each HUBZone small business concern participating in the joint venture shall submit a separate signed copy of the HUBZone representation.

(7) [Complete if offeror represented itself as disadvantaged in paragraph (b)(2) of this provision.] The offeror shall check the category in which its ownership falls:


                                       15
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

                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

________ Black American.

________ Hispanic American.

________ Native American (American Indians, Eskimos, Aleuts, or Native
Hawaiians).

________ Asian-Pacific American (persons with origins from Burma, Thailand, Malaysia, Indonesia, Singapore, Brunei, Japan, China, Taiwan, Laos, Cambodia (Kampuchea), Vietnam, Korea, The Philippines, U.S. Trust Territory of the Pacific Islands (Republic of Palau), Republic of the Marshall Islands, Federated States of Micronesia, the Commonwealth of the Northern Mariana Islands, Guam, Samoa, Macao, Hong Kong, Fiji, Tonga, Kiribati, Tuvalu, or Nauru).

________ Subcontinent Asian (Asian-Indian) American (persons with origins from India, Pakistan, Bangladesh, Sri Lanka, Bhutan, the Maldives Islands, or Nepal).

________ Individual/concern, other than one of the preceding.

(c) Definitions. As used in this provision -

Service-disabled veteran-owned small business concern -

(1) Means a small business concern -

(i) Not less than 51 percent of which is owned by one or more service-disabled veterans or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more service-disabled veterans; and

(ii) The management and daily business operations of which are controlled by one or more service-disabled veterans or, in the case of a veteran with permanent and severe disability, the spouse or permanent caregiver of such veteran.

(2) Service-disabled veteran means a veteran, as defined in 38 U.S.C. 101(2), with a disability that is service-connected, as defined in 38 U.S.C. 101(16).

Small business concern means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (a) of this provision.

Veteran-owned small business concern means a small business concern -

(1) Not less than 51 percent of which is owned by one or more veterans (as defined at 38 U.S.C. 101(2)) or, in the case of any publicly owned business, not less than 51 percent of the stock of which is owned by one or more veterans; and


                                       16
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                       On The Title Page Of This Proposal

                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

(2) The management and daily business operations of which are controlled by one or more veterans.

Women-owned small business concern means a small business concern -

(1) That is at least 51 percent owned by one or more women; or in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more women; and

(2) Whose management and daily business operations are controlled by one or more women.

(d) Notice. (1) If this solicitation is for supplies and has been set aside, in whole or in part, for small business concerns, then the clause in this solicitation providing notice of the set-aside contains restrictions on the source of the end items to be furnished.

(2) Under 15 U.S.C. 645(d), any person who misrepresents a firm's status as a small, HUBZone small, small disadvantaged, or women-owned small business concern in order to obtain a contract to be awarded under the preference programs established pursuant to section 8(a), 8(d), 9, or 15 of the Small Business Act or any other provision of Federal law that specifically references section 8(d) for a definition of program eligibility, shall -

(i) Be punished by imposition of fine, imprisonment, or both;

(ii) Be subject to administrative remedies, including suspension and debarment; and

(iii) Be ineligible for participation in programs conducted under the authority of the Act.

(End of provision)

52.222-22 PREVIOUS CONTRACTS AND COMPLIANCE REPORTS. (FEB 1999)

The offeror represents that -

(a) It [ ] has, [X] has not participated in a previous contract or subcontract subject the Equal Opportunity clause of this solicitation;

(b) It [ ] has, [X] has not filed all required compliance reports; and

(c) Representations indicating submission of required compliance reports, signed by proposed subcontractors, will be obtained before subcontract awards.

(End of provision)

52.222-25 AFFIRMATIVE ACTION COMPLIANCE. (APR 1984)


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                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

The offeror represents that -

(a) It [ ] has developed and has on file, [X] has not developed and does not have on file, at each establishment, affirmative action programs required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2); or

(b) It [X] has not previously had contracts subject to the written affirmative action programs requirement of the rules and regulations of the Secretary of Labor.

(End of provision)

52.222-38 COMPLIANCE WITH VETERANS' EMPLOYMENT REPORTING REQUIREMENTS. (DEC
2001)

By submission of its offer, the offeror represents that, if it is subject to the reporting requirements of 38 U.S.C. 4212(d) (i.e., if it has any contract containing Federal Acquisition Regulation clause 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans), it has submitted the most recent VETS-100 Report required by that clause.

(End of provision)

52.223-13 Certification of Toxic Chemical Release Reporting. (AUG 2003)

(a) Executive Order 13148, of April 21, 2000, Greening the Government through Leadership in Environmental Management, requires submission of this certification as a prerequisite for contract award.

(b) By signing this offer, the offeror certifies that -

(1) As the owner or operator of facilities that will be used in the performance of this contract that are subject to the filing and reporting requirements described in section 313 of the Emergency Planning and Community Right-to-Know Act of 1986 (EPCRA) (42 U.S.C. 11023) and section 6607 of the Pollution Prevention Act of 1990 (PPA) (42 U.S.C. 13106), the offeror will file and continue to file for such facilities for the life of the contract the Toxic Chemical Release Inventory Form (Form R) as described in sections 313(a) and (g) of EPCRA and section 6607 of PPA; or

(2) None of its owned or operated facilities to be used in the performance of this contract is subject to the Form R filing and reporting requirements because each such facility is exempt for at least one of the following reasons: [Check each block that is applicable.]

[X] (i) The facility does not manufacture, process, or otherwise use any toxic chemicals listed in 40 CFR 372.65;


                                       18
Use Or Disclosure Of Data Contained On This Sheet is Subject To The Restriction
                       On The Title Page Of This Proposal

                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

[ ] (ii) The facility does not have 10 or more full-time employees as specified in section 313(b)(1)(A) of EPCRA, 42 U.S.C. 11023(b)(1)(A);

[ ] (iii) The facility does not meet the reporting thresholds of toxic chemicals established under section 313(f) of EPCRA, 42 U.S.C. 11023(f) (including the alternate thresholds at 40 CFR 372.27, provided an appropriate certification form has been filed with EPA);

[ ] (iv) The facility does not fall within the following Standard Industrial Classification (SIC) codes or their corresponding North American Industry Classification System sectors:

(A) Major group code 10 (except 1011, 1081, and 1094.

(B) Major group code 12 (except 1241).

(C) Major group codes 20 through 39.

(D) Industry code 4911, 4931, or 4939 (limited to facilities that combust coal and/or oil for the purpose of generating power for distribution in commerce).

(E) Industry code 4953 (limited to facilities regulated under the Resource Conservation and Recovery Act, Subtitle C (42 U.S.C. 6921, et seq.)), 5169, 5171, or 7389 (limited to facilities primarily engaged in solvent recovery services on a contract or fee basis); or

[ ] (v) The facility is not located in the United States or its outlying areas.

(End of provision)

52.227-6 ROYALTY INFORMATION. (APR 1984)

(a) Cost or charges for royalties. When the response to this solicitation contains costs or charges for royalties totaling more than $250, the following information shall be included in the response relating to each separate item of royalty or license fee:

(1) Name and address of licensor.

(2) Date of license agreement.

(3) Patent numbers, patent application serial numbers, or other basis on which the royalty is payable.

(4) Brief description, including any part or model numbers of each contract item or component on which the royalty is payable.

(5) Percentage or dollar rate of royalty per unit.


                                       19
Use Or Disclosure Of Data Contained On This Sheet is Subject To The Restriction
                       On The Title Page Of This Proposal

                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

(6) Unit price of contract item.

(7) Number of units.

(8) Total dollar amount of royalties.

(b) Copies of current licenses. In addition, if specifically requested by the Contracting Officer before execution of the contract, the offeror shall furnish a copy of the current license agreement and an identification of applicable claims of specific patents.

(End of provision)

52.227-23 RIGHTS TO PROPOSAL DATA (TECHNICAL). (JUN 1987)

Except for data contained on pages 1 through 33 and Apendices, it is agreed that as a condition of award of this contract, and notwithstanding the conditions of any notice appearing thereon, the Government shall have unlimited rights (as defined in the Rights in Data - General clause contained in this contract) in and to the technical data contained in the proposal dated April 21, 2004, upon which this contract is based.

(End of clause)

52.230-1 COST ACCOUNTING STANDARDS NOTICES AND CERTIFICATION. (JUN 2000)

Note: This notice does not apply to small businesses or foreign governments. This notice is in three parts, identified by Roman numerals I through III.

Offerors shall examine each part and provide the requested information in order to determine Cost Accounting Standards (CAS) requirements applicable to any resultant contract.

If the offeror is an educational institution, Part II does not apply unless the contemplated contract will be subject to full or modified CAS coverage pursuant to 48 CFR 9903.201-2(c)(5) or 9903.201-2(c)(6), respectively.

I. Disclosure Statement - Cost Accounting Practices and Certification

(a) Any contract in excess of $500,000 resulting from this solicitation will be subject to the requirements of the Cost Accounting Standards Board (48 CFR Chapter 99), except for those contracts which are exempt as specified in 48 CFR 9903.201-1.

(b) Any offeror submitting a proposal which, if accepted, will result in a contract subject to the requirements of 48 CFR Chapter 99 must, as a condition of contracting, submit a Disclosure Statement as required by 48 CFR 9903.202. When required, the Disclosure Statement must be submitted as a part of the offeror's proposal under this solicitation unless the offeror has already submitted a Disclosure Statement disclosing the practices used in connection with the pricing of


                                       20
Use Or Disclosure Of Data Contained On This Sheet is Subject To The Restriction
                       On The Title Page Of This Proposal

                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

this proposal. If an applicable Disclosure Statement has already been submitted, the offeror may satisfy the requirement for submission by providing the information requested in paragraph (c) of Part I of this provision.

Caution: In the absence of specific regulations or agreement, a practice disclosed in a Disclosure Statement shall not, by virtue of such disclosure, be deemed to be a proper, approved, or agreed-to practice for pricing proposals or accumulating and reporting contract performance cost data.

(c) Check the appropriate box below:

[ ] (1) Certificate of Concurrent Submission of Disclosure Statement. The offeror hereby certifies that, as a part of the offer, copies of the Disclosure Statement have been submitted as follows:

(i) Original and one copy to the cognizant Administrative Contracting Officer
(ACO) or cognizant Federal agency official authorized to act in that capacity (Federal official), as applicable; and

(ii) One copy to the cognizant Federal auditor.

(Disclosure must be on Form No. CASE DS-1 or CASE DS-2, as applicable. Forms may be obtained from the cognizant ACO or Federal official and/or from the loose-leaf version of the Federal Acquisition Regulation.)

Date of Disclosure Statement: [Name and Address of Cognizant ACO or Federal Official Where Filed:]

The offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the Disclosure Statement.

[ ] (2) Certificate of Previously Submitted Disclosure Statement. The offeror hereby certifies that the required Disclosure Statement was filed as follows:

Date of Disclosure Statement: [ ]

Name and Address of Cognizant ACO or Federal Official Where Filed: [ ]

The offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the applicable Disclosure Statement.

[ ] (3) Certificate of Monetary Exemption. The offeror hereby certifies that the offeror, together with all divisions, subsidiaries, and affiliates under common control, did not receive net awards of negotiated prime contracts and subcontracts subject to CAS totaling $50 million or more in the cost accounting period immediately preceding the period in which this proposal was submitted. The offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contracting Officer immediately.


                                       21
Use Or Disclosure Of Data Contained On This Sheet is Subject To The Restriction
                       On The Title Page Of This Proposal

                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

[ ] (4) Certificate of Interim Exemption. The offeror hereby certifies that (i) the offeror first exceeded the monetary exemption for disclosure, as defined in
(3) of this subsection, in the cost accounting period immediately preceding the period in which this offer was submitted and (ii) in accordance with 48 CFR 9903.202-1, the offeror is not yet required to submit a Disclosure Statement. The offeror further certifies that if an award resulting from this proposal has not been made within 90 days after the end of that period, the offeror will immediately submit a revised certificate to the Contracting Officer, in the form specified under subparagraph (c)(1) or (c)(2) of Part I of this provision, as appropriate, to verify submission of a completed Disclosure Statement.

Caution: Offerors currently required to disclose because they were awarded a CAS-covered prime contract or subcontract of $50 million or more in the current cost accounting period may not claim this exemption (4). Further, the exemption applies only in connection with proposals submitted before expiration of the 90-day period following the cost accounting period in which the monetary exemption was exceeded.

II. Cost Accounting Standards - Eligibility for Modified Contract Coverage

If the offeror is eligible to use the modified provisions of 48 CFR 9903.201-2(b) and elects to do so, the offeror shall indicate by checking the box below. Checking the box below shall mean that the resultant contract is subject to the Disclosure and Consistency of Cost Accounting Practices clause in lieu of the Cost Accounting Standards clause.

[ ] The offeror hereby claims an exemption from the Cost Accounting Standards clause under the provisions of 48 CFR 9903.201-2(b) and certifies that the offeror is eligible for use of the Disclosure and Consistency of Cost Accounting Practices clause because during the cost accounting period immediately preceding the period in which this proposal was submitted, the offeror received less than $50 million in awards of CAS-covered prime contracts and subcontracts. The offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contracting Officer immediately.

Caution: An offeror may not claim the above eligibility for modified contract coverage if this proposal is expected to result in the award of a CAS-covered contract of $50 million or more or if, during its current cost accounting period, the offeror has been awarded a single CAS-covered prime contract or subcontract of $50 million or more.

III. Additional Cost Accounting Standards Applicable to Existing Contracts

The offeror shall indicate below whether award of the contemplated contract would, in accordance with subparagraph (a)(3) of the Cost Accounting Standards clause, require a change in established cost accounting practices affecting existing contracts and subcontracts.

[ ] yes [ ] no

(End of provision)


                                       22
Use Or Disclosure Of Data Contained On This Sheet is Subject To The Restriction
                       On The Title Page Of This Proposal

                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

4.2 PAYMENT SCHEDULE

ORBCOMM shall invoice the U.S. Coast Guard on a monthly basis. The invoice amount shall be based on actual progress as supported in the weekly progress reports.

PROJECT MILESTONES                                      DATE
------------------                                   ---------
Contract Award                                       20-May-04
Payload Requirements Review                          15-Jul-04
Deliver Feasibility Study                            12-Aug-04
Deliver Cost to Add to Replenishment Replenishment   23-Sep-04
Network SW CDR                                       25-Nov-04
Payload SW CDR                                        3-Feb-05
SCC Upgrade CDR                                      28-Apr-05
Bus CDR                                              16-Jun-05
System CDR                                            7-Jul-05
Final Checkout SCC Upgrade                            8-Sep-05
Launch                                               27-Oct-05
Operations Q1                                         1-Feb-06
Operations Q2                                         2-May-06
Operations Q3                                        31-Jul-06
Operations Q4                                        31-Oct-06

Note: See Program schedule for milestone definition

                     SOLICITATION NUMBER HSCG23-04-R-ADA001

                                 PRICE PROPOSAL

                                       FOR

                                   COAST GUARD
                      AUTOMATIC IDENTIFICATION SYSTEM (AIS)
                                   REVISION A

                                  30 APRIL 2004

                                  SUBMITTED TO:

                               COMMANDANT (CG-851)
                        2100 SECOND STREET, SW, ROOM 2606
                            WASHINGTON, DC 20593-0001
                             TELEPHONE: 202-267-2285

                                  SUBMITTED BY:

                                                            21700 ATLANTIC BLVD.
                                                              DULLES, VA 22102
(ORBCOMM(R) LOGO)                                              WWW.ORBCOMM.COM

                                                              DUNS # 146-118-901

                            DISTRIBUTION RESTRICTIONS

This proposal or quotation includes data that shall not be disclosed outside of the Government and shall not be duplicated, used, or disclosed in whole or in part for any purpose other than to evaluate this proposal or quotation. If, however, a contract is awarded to this offeror or quoter as a result of or in connection with the submission of this data, the Government shall have the right to duplicate, use or disclose the data to the extent provided in the resulting contract. This restriction does not limit the Government's right to use information contained in the data if it is obtained from another source without restriction. The data subject to this restriction is contained in sheets marked with the following legend: "Use Or Disclosure Of Data Contained On This Sheet Is Subject To The Restriction On The Title Page Of This Proposal."

                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

APPENDIX -A

          REFERENCE NO. OF DOCUMENT BEING CONTINUED HSCG23-04-R-ADA001

NAME OF OFFEROR OR CONTRACTOR: ORBCOMM

ITEM NO.                         SUPPLIES/SERVICES                   QUANTITY   UNIT   UNIT PRICE     AMOUNT
  (A)                                   (B)                            (C)       (D)       (E)          (F)
--------   -------------------------------------------------------   --------   ----   ----------   ----------
           FOB: Destination
           Period of Performance: 04/15/2004 to 12/31/2006

  00001    All work associated with the Concept Validation Payload     1.00      JB    $7,105,564   $7,105,564
           through launch IAW the attached statement of work

  00002    Operational evaluation and maintenance of the Concept       1.00      JB    $  380,068   $  380,068
           Validation Payload after launch IAW the attached
           statement of work

           RECURRING SERVICE (BASE YEARS)

 00002A    Option 1 - Low Usage                                        1.00      JB    $  198,000   $  198,000

 00002B    Option 2 - Medium Usage                                     1.00      JB    $  396,000   $  396,000

 00002C    Option 3 - High Usage                                       1.00      JB    $  594,000   $  594,000

  00003    All work associated with the Design of the AIS portion      1.00      JB    $  122,843   $  122,843
           of the planned ORBCOMM constellation replishment
           satellites IAW the attached statement of work

  00004    OPTION: Operational evaluation and maintenance of the       1.00      JB    $  397,913   $  397,913
           Concept Validation Payload after launch IAW the
           attached statement of work. One-year optional period

           RECURRING SERVICE (OPTION YEAR)

 00004A    Option 1 - Low Usage                                        1.00      JB    $  198,000   $  198,000

 00004B    Option 2 - Medium Usage                                     1.00      JB    $  396,000   $  396,000

 00004C    Option 3 - High Usage                                       1.00      JB    $  594,000   $  594,000


                                        2
       Use Or Disclosure Of Data Contained On This Sheet is Subject To The
                 Restriction On The Title Page Of This Proposal

                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

          CONCEPT VALIDATION DEMONSTRATION INTEGRATION & LAUNCH (CVDIL)

                                                                      CLIN 00001
                                 -----------------------------------------------------------------------------------
                                          2004                    2005                   2006
                                 ---------------------   ---------------------   -------------------
COST CATEGORY                         RATE       HOURS        RATE       HOURS       RATE      HOURS       TOTAL
-------------                    -------------   -----   -------------   -----   -----------   -----   -------------
PRIME DIRECT LABOR
Business Analyst                 $       33.53     460   $       35.54     208   $     36.96     56    $   24,885.88
Controller/Tech Support          $       23.71      24   $       25.13     192   $     26.14     12    $    5,707.68
Junior Engineer                  $       32.86    2087   $       34.83    2767   $     36.22    563    $  185,345.29
Senior Engineer                  $       46.99    1716   $       49.81     929   $     51.80    114    $  132,813.53
Manager                          $       69.18    1045   $       73.33     652   $     76.26     70    $  125,442.46

                                      COST                    COST                   COST
SUBTOTAL                         $  237,499.60           $  202,676.54           $ 34,018.70

TOTAL PRIME DIRECT LABOR COSTS                                                                         $  474,194.84

Fringe Benefits %                        22.72%                  22.72%                22.72%          $  107,737.07

TOTAL DIRECT LABOR + FRINGE
BENEFITS                                                                                               $  581,931.91

SUBCONTRACTOR(SC) LABOR               COST                    COST                   COST
Subcontractor Direct Labor       $  264,582.00           $     436,320           $118,800.00           $     819,702
Subcontractor Management Cost            10.00%                     10%                   10%          $   81,970.20

TOTAL SUBCONTRACTOR COSTS                                                                                   901672.2

TOTAL DIRECT LABOR (PRIME +
SUB)                                                                                                   $1,483,604.11

MATERIAL                              COST                    COST                   COST
Material (Direct + SC)           $2,610,000.00           $1,580,000.00           $      0.00           $   4,190,000
Material Overhead %                       8.00%                   8.00%                 8.00%                 335200

TOTAL MATERIAL COST                                                                                    $4,525,200.00

OTHER DIRECT COSTS
                                      COST                    COST                   COST
Travel                           $   50,450.00           $   93,434.00           $      0.00           $     143,884
ODC Category                                 0                       0                     0           $           0

TOTAL ODCS                                                                                             $     143,884

TOTAL PROPOSED COST LESS G&A                                                                           $6,152,688.11
                                     G&A %
GENERAL & ADMINISTRATIVE (G&A)           89.95%                                                        $  426,538.26

TOTAL PROPOSED COST PLUS G&A                                                                           $6,579,226.37

FIXED FEE                                 8.00%                                                        $  526,338.11

TOTAL PROPOSED COST PLUS FIXED
FEE                                                                                                    $7,105,564.48


                                        3
Use Or Disclosure Of Data Contained On This Sheet is Subject To the Restriction
                        On The Title Page Of This Proposal

                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

                    OPERATIONS SUPPORT MAINTENANCE & SERVICES

                                                                CLIN 00002
                                 -----------------------------------------------------------------------
                                      2004               2005                  2006
                                 --------------   ------------------   -------------------
COST CATEGORY                     RATE    HOURS      RATE      HOURS       RATE      HOURS      TOTAL
-------------                    ------   -----   ----------   -----   -----------   -----   -----------
PRIME DIRECT LABOR
Business Analyst                 $33.53     0     $    35.54     35    $     36.96     173   $  7,637.98
Controller/Tech Support          $23.71     0     $    25.13    704    $     26.14    3440   $107,613.12
Junior Engineer                  $32.86     0     $    34.83     51    $     36.22     253   $ 10,939.99
Senior Engineer                  $46.99     0     $    49.81     51    $     51.80     253   $ 15,645.71
Manager                          $69.18     0     $    73.33     53    $     76.26     259   $ 23,637.83

                                  COST               COST                  COST
                      SUBTOTAL   $ 0.00           $27,138.55           $138,336.08

TOTAL PRIME DIRECT LABOR COSTS                                                               $165,474.63

Fringe Benefits %                 22.72%               22.72%                22.72%          $ 37,595.84

TOTAL DIRECT LABOR + FRINGE
AND OH                                                                                       $203,070.47

SUBCONTRACTOR(SC) LABOR           COST               COST                  COST
Subcontractor Direct Labor       $    0           $        0           $         0                     0
Subcontractor Management Cost     10.00%               10.00%                10.00%                    0

TOTAL SUBCONTRACTOR COSTS                                                                              0

TOTAL DIRECT LABOR (PRIME +
SUB)                                                                                         $203,070.47

MATERIAL                          COST               COST                  COST
Material (Direct + SC)           $ 0.00           $     0.00           $      0.00           $         0
Material Overhead %                8.00%                8.00%                 8.00%                    0

TOTAL MATERIAL COST                                                                          $      0.00

OTHER DIRECT COSTS
                                  COST               COST                  COST
Travel                           $ 0.00           $     0.00           $      0.00           $         0
ODC Category                     $ 0.00           $     0.00           $      0.00           $         0

TOTAL ODCS                                                                                   $         0

TOTAL PROPOSED COST LESS G&A                                                                 $203,070.47
                                  G&A %
GENERAL & ADMINISTRATIVE (G&A)    89.95%                                                     $148,844.43

TOTAL PROPOSED COST PLUS G&A                                                                 $351,914.90

FIXED FEE                          8.00%                                                     $ 28,153.19

TOTAL PROPOSED COST PLUS FIXED
FEE                                                                                          $380,068.09


                                        4
Use Or Disclosure Of Data Contained On This Sheet is Subject To the Restriction
                        On The Title Page Of This Proposal

                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

IMPLEMENTATION OF REPLACEMENT SPACECRAFT

                                                              OPTION CLIN 00003
                                     ------------------------------------------------------------------
                                            2004               2005             2006
                                     ------------------   --------------   --------------
COST CATEGORY                           RATE      HOURS    RATE    HOURS    RATE    HOURS       TOTAL
-------------                        ----------   -----   ------   -----   ------   -----   -----------
PRIME DIRECT LABOR
Business Analyst                     $    33.53    172    $35.54     0     $36.96     0     $  5,767.16
Controller/Tech Support              $    23.71      0    $25.13     0     $26.14     0     $      0.00
Junior Engineer                      $    32.86    444    $34.83     0     $36.22     0     $ 14,589.84
Senior Engineer                      $    46.99    412    $49.81     0     $51.80     0     $ 19,359.88
Manager                              $    69.18    199    $73.33     0     $76.26     0     $ 13,766.82

   SUBTOTAL                          $53,483.70           $ 0.00           $ 0.00

TOTAL PRIME DIRECT LABOR COSTS                                                              $ 53,483.70

Fringe Benefits %                         22.72%           22.72%           22.72%          $ 12,151.50

TOTAL DIRECT LABOR + FRINGE                                                                 $ 65,635.20

SUBCONTRACTOR(SC) LABOR                 COST               COST             COST
Subcontractor Direct Labor                                                                            0
Subcontractor Management Cost             10.00%           10.00%           10.00%                    0

TOTAL SUBCONTRACTOR COSTS                                                                             0

TOTAL DIRECT LABOR (PRIME + SUB)                                                            $ 65,635.20

MATERIAL                                COST               COST             COST
Material (Direct + SC)               $     0.00           $ 0.00           $ 0.00           $         0
Material Overhead %                        8.00%            8.00%            8.00%                    0

TOTAL MATERIAL COST                                                                         $      0.00

OTHER DIRECT COSTS
                                        COST               COST             COST
Travel                               $     0.00           $ 0.00           $ 0.00           $         0
ODC Category                         $     0.00           $ 0.00           $ 0.00           $         0

TOTAL ODCS                                                                                  $         0

TOTAL PROPOSED COST LESS G&A                                                                $ 65,635.20
                                        G&A %
GENERAL & ADMINISTRATIVE (G&A)            89.95%                                            $ 48,108.59

TOTAL PROPOSED COST PLUS G&A                                                                $113,743.78

FIXED FEE                                  8.00%                                            $  9,099.50

TOTAL PROPOSED COST PLUS FIXED FEE                                                          $122,843.29


                                        5
Use Or Disclosure Of Data Contained On This Sheet is Subject To the Restriction
                       On The Title Page Of This Proposal

                                                              HSCG23-04-R-ADA001
(ORBCOMM(R) LOGO)                                                COAST GUARD AIS

             OPTION YEAR -OPERATIONS SUPPORT MAINTENANCE & SERVICES

                                             OPTION CLIN 00004
                                     --------------------------------
                                          YEAR 2007
                                     ------------------
COST CATEGORY                           RATE        HRS      TOTAL
-------------                        -----------   ----   -----------
PRIME DIRECT LABOR
Business Analyst                     $     38.44    208   $  7,995.52
Controller/Tech Support              $     27.19   4144   $112,675.36
Junior Engineer                      $     37.67    304   $ 11,451.68
Senior Engineer                      $     53.87    304   $ 16,376.48
Manager                              $     79.31    312   $ 24,744.72

                                         COST
   SUBTOTAL                          $173,243.76

TOTAL PRIME DIRECT LABOR COSTS                            $173,243.76

Fringe Benefits %                          22.72%         $ 39,360.98

TOTAL DIRECT LABOR + FRINGE                               $212,604.74

SUBCONTRACTOR(SC) LABOR                  COST
Subcontractor Direct Labor                                          0
Subcontractor Management Cost              10.00%                   0

TOTAL SUBCONTRACTOR COSTS                                           0

TOTAL DIRECT LABOR (PRIME + SUB)                          $212,604.74

MATERIAL                                 COST
Material (Direct + SC)               $      0.00          $         0
Material Overhead %                         8.00%                   0

TOTAL MATERIAL COST                                       $      0.00

OTHER DIRECT COSTS
                                         COST
Travel                               $      0.00          $         0
ODC Category                         $      0.00          $         0

TOTAL ODCS                                                $         0

TOTAL PROPOSED COST LESS G&A                              $212,604.74
                                        G&A %
GENERAL & ADMINISTRATIVE (G&A)             89.95%         $155,832.76

TOTAL PROPOSED COST PLUS G&A                              $368,437.50

FIXED FEE                                   8.00%         $ 29,475.00

TOTAL PROPOSED COST PLUS FIXED FEE                        $397,912.50


                                        6
Use Or Disclosure Of Data Contained On This Sheet is Subject To the Restriction
                       On The Title Page Of This Proposal